Please file this Prospectus Supplement with your records.


                     STRONG MID CAP FUND

    Supplement to the Prospectus dated December 31, 1996



Effective immediately, Mr. Jeffrey M.K. Bernstein joins Ms. Mary Lisanti as a co-manager of the Strong Mid Cap Fund. Prior to joining Strong Capital Management, Inc., Mr. Bernstein served at Berkeley Capital Management as a Senior Vice President and portfolio manager. From September 1993 until November 1995, Mr. Bernstein acted as a Vice President and portfolio manager for Bankers Trust Co. For three years prior to that, he was a Vice President and securities analyst for Cowen & Co. Mr. Bernstein received his B.A. degree in English from Union College in 1988.



       Prospectus Supplement Dated February 17, 1997.